DEFINED DURATION 5 ETF Ticker Symbol: DDV Listed on CBOE BZX Exchange, Inc.	SUMMARY PROSPECTUS October 28, 2025 https://disciplinefunds.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated October 26, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://disciplinefunds.com/ddv/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Defined Duration 5 ETF (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.27%
Fee Waiver[2]	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver	0.25%
1 Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are estimated for the current fiscal year. AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
2 The Fund’s investment adviser has contractually agreed to reduce its management fee from 0.25% to 0.23% of the Fund’s average daily net assets. This Agreement will remain in place until November 30, 2026 unless terminated sooner by the Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$26	$85
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s Investment Strategy
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of other large, broad-based ETFs that the Sub-Adviser (Orcam Financial Group, LLC d/b/a Discipline Funds) believes can reduce the Fund’s relative stock and bond risks when compared to a traditional diversified market cap-weighted index fund. The Fund will provide a globally diversified portfolio, which will be systematically reallocated depending on the Sub-Adviser’s assessment of the risks in the then-current market environment. The Fund will seek long-term growth of capital with reduced investment volatility.

The Methodology
The Sub-Adviser uses two systematic, data-driven algorithms designed to (i) calculate the current risk level of global equity and bond markets based on market valuations and macroeconomic data, including measurements like interest rate levels, gross domestic product (GDP), and consumer price index changes, and (ii) quantify the time horizon over which an instrument can be expected to generate reasonable rates of returns, similar to fixed income duration calculations (“Defined Duration”).
The first algorithm helps the Sub-Adviser identify macroeconomic risks that might correspond with above- or below-average equity market and bond market risks. The algorithm uses a so-called “countercyclical rebalancing methodology” to reallocate the Fund’s portfolio relative to the then-current macroeconomic risks. Essentially, a countercyclical rebalancing methodology seeks to adjust a portfolio’s holdings to account for current market and macroeconomic data. In contrast, standard passively-managed funds will generally hold stocks and bonds in the same percentage allocation regardless of market valuations and macroeconomic conditions.
The algorithm relies on data as reported by the U.S. Federal Reserve (which reports both U.S. and international data), the European Central Bank, U.S. Treasury, Bureau of Labor Statistics, World Exchanges, and third-party financial data providers that reflect current and expected conditions of the U.S. and global economy and financial markets including such inputs as interest rates and macroeconomic production and/or engagement.
The algorithm is updated monthly. Depending on the algorithm’s output, the Fund’s portfolio will be reallocated accordingly.
Equity-Bond Allocation
The Fund’s typical Defined Duration target is between 3 and 7 years, but the Fund attempts to maintain an average Defined Duration of approximately 5 years. The Sub-Adviser uses the first algorithm to determine the Fund’s equity-bond allocation. When the algorithm indicates equity market risk is average, the Fund will generally allocate approximately 15 percent of its assets to the equity sleeve and 85 percent of its assets to the bond sleeve. Depending on the then-current risk level of the equity markets, the allocations will shift but will generally be 10-20% allocated to equity exposure and 80-90% allocated to bond exposure.
In the event of a large equity market or macroeconomic decline (that is, the U.S. economy is performing poorly), the countercyclical rebalancing methodology may result in a higher equity allocation. For example, if the stock market declined and a typical passively-managed 15-85 stock-bond portfolio became a 10-90 stock-bond allocation, it would again be reallocated back to its original 15-85 stock-bond allocation. Whereas, the algorithm may recommend that the Fund be reallocated to a 20-80 stock-bond allocation to account for the potential that equities often become less risky after they have declined in value.
U.S.-Foreign Equity Sleeve Allocation
The Fund’s allocation between broad-based U.S. equity ETFs and broad-based foreign focused equity ETFs is contingent on the Defined Duration of the global equity markets. While the Fund’s equity allocation will generally include a mix of U.S. equity ETFs and foreign focused equity ETFs, the Fund will typically tilt towards styles or regions that the Sub-Adviser has determined have a lower Defined Duration given the Fund’s target average Defined Duration of approximately 5 years. When the Defined Duration of the global stock market shifts lower (for instance, during a bear market) the equity component could tilt towards higher Defined Duration equities with a higher expected future rate of return.
For the Fund’s equity exposure, the Sub-Adviser evaluates broad-based equity ETFs that are publicly traded in U.S. markets. The Fund may hold broad-based U.S., international, or global markets ETFs. International and global ETFs will generally have exposure to foreign developed markets.
Bond Sleeve Allocation
The Sub-Adviser uses the second algorithm for the Fund’s bond portfolio, which is also based on market valuations and macroeconomic data, to evaluate the interest rate and credit risk of bond markets. Like the equity market algorithm, the bond market algorithm is designed to identify periods of above- or below-average economic and market activity. The bond market algorithm also considers bond-specific data, like average credit spreads and bond yields. A credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality, thereby allowing a comparison between a corporate bond and a risk-free alternative. Average credit spreads are often used as barometer of economic health. That is, when spreads are below average, that often portends a good economic environment.
For instance, the algorithm might identify a period of below average credit spreads and strong economic growth to be consistent with a period of higher than average junk bond market risk. Further, during an economic expansion, aggregate bond markets typically become higher yielding on average. That is because higher interest rates often correlate with macroeconomic improvement. In that case, the Sub-Adviser may determine that longer duration bond funds are then subject to greater than normal risks. As a result, the Sub-Adviser may recommend the Fund hold ETFs that hold shorter duration, higher quality bonds such as U.S. government bonds.

In addition to credit quality, the Sub-Adviser may recommend reallocating the bond sleeve to have a similar duration, a shorter duration, or a longer duration. Duration is a measure of a bond price’s sensitivity to interest rate changes. Bonds with longer durations tend to be more sensitive to interest rate changes. In contrast, bonds with shorter durations tend to be less sensitive to interest rate changes. For example, during periods of poor economic growth and higher than average credit spreads the Fund’s bond market algorithm might alter the bond allocation so the Fund holds underlying funds that, in turn, hold lower duration bonds with reduced interest rate risk.
The Fund’s bond sleeve will normally hold U.S. Treasury bonds and bond ETFs and/or very high quality U.S. corporate bond ETFs.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Foreign Investment Risk. Returns on investments in underlying ETFs that invest foreign securities could be more volatile than, or trail the returns on, ETFs that invest in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Bond and Fixed Income Risks. The Fund will be subject to bond and fixed income risks when it invests in bond ETFs.
Changes in interest rates generally will cause the value of fixed-income and bond instruments held by underlying bond ETFs to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying bond ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
U.S. Government Securities Risk. The Fund will invest in U.S. Treasury securities indirectly through U.S. Treasury bond ETFs. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Underlying ETF and therefore the Fund.
Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by constituent ETFs in the Fund’s portfolio may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.” The Adviser has agreed to waive its fees to offset those expenses. If the investment advisory fee waiver is discontinued, an investment in the Fund will entail more costs and expenses than the combined costs and expenses of direct investments in the underlying ETFs.
Quantitative Security Selection Risk. Data for some ETFs and for some of the companies in which the underlying ETFs invest may be less available and/or less current than data for companies in other markets due to various causes, including without limitation, market disruptions, accounting practices, regulatory matters, acts of God, etc. The ETFs selected using a quantitative model could perform differently from the financial markets as a whole, as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.
Countercyclical Investing Style Risk. The Fund is subject to the risk of periods of underperformance versus comparable passively-managed funds due to counter-cyclical investing. For example, if the equity markets are rising and the economy is robust, the counter-cyclical style may cause the Fund to hold less equity securities, which may cause it to underperform for a period.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the CBOE BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://disciplinefunds.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Orcam Financial Group, LLC dba Discipline Funds (the “Sub-Adviser”)
PORTFOLIO MANAGER
Cullen Roche, Chief Investment Officer of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since its inception in October 2025.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.